UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): October 3, 2022

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the October 3, 2022 Annual Meeting of Stockholders, holders of common stock were asked to consider and vote upon the:
1.election of seven directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;
2.approval on a non-binding, advisory basis, the compensation paid to IZEA’s named executive officers; and
3.ratification of the appointment of Grant Thornton as our independent registered public accounting firm.
PROPOSAL 1
Stockholders voted with respect to election of each of the nominees for director identified in the proxy statement as follows:

Nominee	For	Withheld	Broker Non-Votes
Edward H. (Ted) Murphy	10,046,832	751,402	18,262,281
Ryan S. Schram	10,046,576	751,658	18,262,281
Brian W. Brady	7,079,291	3,718,943	18,262,281
John H. Caron	9,290,721	1,507,513	18,262,281
Lindsay A. Gardner	9,379,607	1,418,627	18,262,281
Daniel R. Rua	9,218,365	1,579,869	18,262,281
Patrick J. Venetucci	9,376,385	1,421,849	18,262,281
As a result of this vote, each of Mr. Murphy, Mr. Schram, Mr. Brady, Mr. Caron, Mr. Gardner, Mr. Rua, and Mr. Venetucci was elected as a director to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified.
PROPOSAL 2
Stockholders voted on a non-binding, advisory basis, with respect to compensation paid to our named executive officers as described in the executive compensation tables set forth in the Proxy Statement for the Meeting as follows:

For	Against	Abstained	Broker Non-Votes
9,633,943	1,059,959	104,332	18,262,281
PROPOSAL 3
Stockholders voted to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

For	Against	Abstained
28,823,113	166,227	71,175

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: October 4, 2022	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer